UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011

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WATAIR INC.

(Exact name of registrant as specified in its charter)

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Washington	000-49955	91-2060082
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

134-9663 Santa Monica Blvd., Beverly Hills, CA 90210
(Address of Principal Executive Offices)

877-602-8985
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

Effective June 17, 2011, Mr. Max Rajewski was appointed to the Board of Directors and appointed to serve as Chief Financial Officer of the Company.

Mr. Max Rajewski is an entrepreneur specializing in the manufacturing industry, for over 35 years. He founded and operated a secure document shredding business. Max developed and manufactured the machinery required to perform mobile shredding operations and holds numerous patents in this field. Max is also the president of Water For The World Manufacturing, Inc.; a company formed solely for the development of water generation equipment, design and testing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Watair Inc.
By	/s/ Robert Rosner
Name: Robert Rosner Title: Director, President/CEO

Date:  June 23, 2011